COMPANY CLASS A COMMON STOCK	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
COMPANY CLASS A COMMON STOCK

18.COMPANY CLASS A COMMON STOCK

On July 18, 2022, the Class A Common Stock and Warrants began trading on Nasdaq Global Market under the ticker symbols “MOND” and “MONDW”, respectively. As described above in Note 4, the public warrants were delisted as all public warrants were tendered or redeemed.

Class A Common Stock

As of December 31, 2022, the Company had authorized a total of 500,000,000 shares for issuance of Company Class A Common Stock. As of December 31, 2022, 82,266,160 shares of the Company Class A Common Stock are issued and outstanding. Not reflected in the shares issued and outstanding as of December 31, 2022 is approximately 331,600 related to restricted stock units that vested in 2022 but not yet been settled and issued. As of December 31, 2021, the Company has 60,800,000 shares of the Company Class A Common Stock issued and outstanding.

Voting Rights

Each holder of the Company Class A Common Stock is entitled to one vote in respect of each share of the Company Class A Common Stock held of record by such holder on all matters voted upon by the Company’s stockholders, provided, however, that, except as otherwise required in the amended and restated certificate of incorporation, dated September 29, 2022 (as amended from time to time, the “Certificate of Incorporation”) or by applicable law, the holders of the shares of the Company Class A Common Stock will not be entitled to vote on any amendment to the Certificate of Incorporation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of the Company’s preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation (including any certificate of designation relating to any series of the Company’s preferred stock) or pursuant to the Delaware General Corporation Law.

Dividend Rights

Subject to the rights of the holders of the Company’s preferred stock and any other provisions of the Certificate of Incorporation, holders of the shares of the Company Class A Common Stock will be entitled to receive such dividends and other distributions in cash, stock or property of the Company when, as and if declared thereon by the Board, in its discretion, from time to time out of assets or funds of the Company legally available therefor.

Liquidation Rights

Subject to the rights of holders of the preferred stock, in the event of any liquidation, dissolution or winding up of the Company’s affairs, whether voluntary or involuntary, after payment or provision for payment of the Company’s debts and any other payments required by law and amounts payable upon shares of the preferred stock ranking senior to the shares of the Company Class A Common Stock upon such dissolution, liquidation or winding up, if any, the Company’s remaining net assets will be distributed to the holders of the shares of the Company Class A Common Stock and the holders of any other class or series of capital stock ranking equally with the the shares of the Company Class A Common Stock upon such dissolution, liquidation or winding up, equally on a per share basis.

Transfer Rights

Subject to applicable law and the transfer restrictions set forth in Article VII of the the bylaws of the Company adopted on July 18, 2022, shares of the Company Class A Common Stock and the rights and obligations associated therewith shall be fully transferable to any transferee.

Other Rights

There are no redemption or sinking fund provisions applicable to the shares of the Company Class A Common Stock. The rights, preferences and privileges of holders of the shares of the Company Class A Common Stock will be subject to those of the holders of any preferred stock, including the Series A Preferred Stock, that we may issue in the future.